UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): December 31, 2021

GWG Holdings, Inc.

(Exact name of registrant as specified in its charter)

Commission File Number:   001-36615

Delaware	26-2222607
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

325 North St. Paul Street, Suite 2650, Dallas, TX 75201

(Address of principal executive offices, including zip code)

(612) 746-1944

(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares	GWGH	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.     ☐

Item 8.01 Other Events.

Effective December 31, 2021, the Kansas Office of the State Bank Commissioner issued Beneficient Fiduciary Financial, L.L.C. (“Ben Financial”), a subsidiary of The Beneficient Company Group, L.P. (“Ben”), an operating charter (the “Charter”) under the recently enacted Kansas Technology-Enabled Fiduciary Financial Institutions Act. Ben’s Kansas regulated technology-enabled fiduciary financial institution trust company, Ben Financial, is now authorized to exercise fiduciary powers, including as custodian and trustee of, and lender with respect to, alternative assets. The Charter enables Ben Financial to provide fiduciary financing for Ben’s customer liquidity transactions, allowing Ben to expand its operations and customer base. The Charter provides Ben with regulatory authorization to advance Ben’s business strategy of providing liquidity and other services to holders of alternative assets, primarily comprised of mid-to-high-net-worth individuals and small-to-midsize institutional investors and family offices. The anticipated receipt of the Charter was a primary consideration of the board of directors of GWG Holdings, Inc. (“GWGH”) when it approved the series of transactions by which Ben would no longer be a consolidated subsidiary of GWGH, as the board of directors believed the Charter would enhance the value of GWGH’s investments in Ben.

Cautionary Statement Regarding Forward-Looking Statements

This report contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, which involve certain known and unknown risks and uncertainties. Forward-looking statements predict or describe our future operations, business plans, business and investment strategies and portfolio management and the performance of GWGH’s investments. These forward-looking statements are generally identified by their use of such terms and phrases as “intend,” “goal,” “estimate,” “expect,” “project,” “projections,” “plans,” “seeks,” “anticipates,” “will,” “should,” “could,” “may,” “designed to,” “foreseeable future,” “believe,” “scheduled” and similar expressions. GWGH’s actual results or outcomes may differ materially from those anticipated. Investors are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date the statement was made. GWGH assumes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.

GWGH’s actual results may differ significantly from any results expressed or implied by these forward-looking statements. A summary of the principal risk factors that make investing in GWGH’s securities risky and might cause GWGH’s actual results to differ is set forth in the section entitled “Risk Factors” in GWGH’s Annual Report on Form 10-K for the year ended December 31, 2020, filed with the SEC on November 5, 2021.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GWG HOLDINGS, INC.

Date: January 3, 2022	By:	/s/ Timothy L. Evans
	Name:	Timothy L. Evans
	Title:	Chief Financial Officer

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